January 30, 2026

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Attention: Senior Vice President

Re: Thrivent International Large Cap ETF and Thrivent International Small Cap ETF (each, a “Thrivent ETF Fund” or “Fund”)

Ladies and Gentlemen:

Please be advised that the undersigned Funds have been incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended.

In accordance with Section 1, the Appointment of Administrator provision, of the Administration Agreement dated as of May 18, 2022, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), each undersigned Thrivent ETF Fund hereby requests that State Street act as Administrator for the new Funds under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto.

Further, each undersigned Fund hereby requests that State Street as Administrator render services to the new Fund in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby amended and restated as set forth on Exhibit B attached hereto. In connection with such request, each of the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Funds.

Sincerely,

THRIVENT ETF TRUST on behalf of:
THRIVENT INTERNATIONAL LARGE CAP ETF
THRIVENT INTERNATIONAL SMALL CAP ETF
By:	/s/ Sarah Bergstrom
Name:	Sarah Bergstrom
Title:	Treasurer and Principal Accounting Officer,
Duly Authorized

Information Classification: Limited Access

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Geoffrey Johnson
Name:	Geoffrey Johnson
Title:	Managing Director, Duly Authorized
Effective Date:
Addition of Funds: June 12, 2026

Information Classification: Limited Access

EXHIBIT A

SCHEDULE A

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)

Thrivent Core Plus Bond ETF

Thrivent Ultra Short Bond ETF

Thrivent Small Cap Value ETF

Thrivent Mid Cap Value ETF

Thrivent International Large Cap ETF

Thrivent International Small Cap ETF

Information Classification: Limited Access

EXHIBIT B

ANNEX I

THRIVENT ETF TRUST

Further to the Administration Agreement dated as of May 18, 2022 between Thrivent ETF Trust (the

“Trust”) and State Street Bank and Trust Company (the “Administrator”), the Trust and the Administrator

mutually agree to update this Annex 1 by adding Funds:

Liquidity Risk Measurement Services
FUND	FREQUENCY
Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)	Daily
Thrivent Core Plus Bond ETF	Daily
Thrivent Ultra Short Bond ETF	Daily
Thrivent Small Cap Value ETF	Daily
Thrivent Mid Cap Value ETF	Daily
Thrivent International Large Cap ETF	Daily
Thrivent International Small Cap ETF	Daily

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Thrivent Core Plus Bond ETF	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Information Classification: Limited Access

Thrivent Ultra Short Bond ETF	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Thrivent Small Cap Value ETF	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Thrivent Mid Cap Value ETF	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Thrivent International Large Cap ETF	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Thrivent International Small Cap ETF	Standard N- PORT and N- CEN Reporting Solution (Data and Filing)

Form N-CEN Services

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)

Thrivent Core Plus Bond ETF

Thrivent Ultra Short Bond ETF

Thrivent Small Cap Value ETF

Thrivent Mid Cap Value ETF

Thrivent International Large Cap ETF

Thrivent International Small Cap ETF

Information Classification: Limited Access

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

THRIVENT ETF TRUST			STATE STREET BANK AND TRUST COMPANY

By:	/s/ Sarah Bergstrom	By:	/s/ Geoffrey Johnson
	Name: Sarah Bergstrom		Name: Geoffrey Johnson
	Title: Treasurer and Principal Accounting Officer		Title: Managing Director

	Address: Minneapolis		Address: One Congress St, Boston, MA

	Date: February 9, 2026		Date: February 9, 2026

Effective Date:
Addition of Funds: June 12, 2026

Information Classification: Limited Access